ACQUISITION OF BUSINESSES	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF BUSINESSES	ACQUISITION OF BUSINESSES
Acquisitions Completed in 2025
a)U.K. fiber business
On August 5, 2025, our U.K regulated distribution operation acquired FiberNest Limited (“FiberNest”) for total consideration of $98 million. FiberNest provides fiber-to-the-home connectivity services and operates a network of active connections across the United Kingdom. Acquisition costs of $2 million were recorded as other (expense) income within the Consolidated Statement of Operating Results for the period ended December 31, 2025.
Consideration Transferred:

US$ MILLIONS
Cash	$98
Total consideration	$98
Fair value of assets and liabilities acquired:

US$ MILLIONS
Property, plant and equipment	90
Intangible assets	13
Goodwill	14
Accounts payable and other	(5)
Deferred income tax liabilities	(14)
Net assets acquired	$98